THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

STOCK OPTION AGREEMENT
(U.S. Persons)

This AGREEMENT is entered into as of the 5th day of October, 2009 (the “Date of Grant”).

BETWEEN:

TECHNOLOGY PUBLISHING, INC., a company incorporated pursuant to the laws of the
State of Nevada, with an office at #1404 – 510 West Hastings Street, Vancouver, BC V6B 1L8

(the “Company”)

AND:

<>, a businessman with an address at <>

(the “Optionee”)

WHEREAS:

A.           The Company’s board of directors (the “Board”) has approved and adopted a Stock Option Plan (the “Plan”), whereby the Board is authorized to grant stock options to purchase common shares of the Company to the directors, officers, employees, management company employees and consultants of the Company; and

B.           Pursuant to a share exchange agreement (the “Share Exchange Agreement”) dated September 28, 2009 among the Company, NexAira Inc., a private Alberta corporation (“NexAira”), the wholly-owned subsidiaries of the Company and NexAira and various security holders of NexAira, the Company agreed to acquire all of the issued and outstanding common shares of NexAira such that NexAira became a wholly-owned subsidiary of the Company;

C.           In connection with the Share Exchange Agreement, the Company agreed to grant each of the NexAira stock option holders 1.75 options of the Company (each, an “Option”) in exchange for each NexAira stock option held by each NexAira option holder, with each Option entitling the holder to purchase one share of Common Stock (as defined herein),

D.           The Optionee was an option holder of NexAira and is a <>[director] of the Company and, pursuant to the terms of the Share Exchange Agreement, the Company wishes to grant stock options to purchase a total of <> shares of Common Stock to the Optionee, as follows:

___________________ Incentive Stock Options

___________________ Non Qualified Stock Options

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS

1.1 In this Agreement, the following terms shall have the following meanings:

(a)	“Common Stock” means the shares of common stock of the Company;

(b)	“Exercise Price” means $0.15;

(c)	“Expiry Date” means July 17, 2013;

(d)

“Notice of Exercise” means a notice in writing addressed to the Company at its address first recited hereto (or such other address of which the Company may from time to time notify the Optionee in writing), substantially in the form attached as Schedule “B” hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(e)

“Options” means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 2.1 of this Agreement;

(f)	“Optioned Shares” means the shares of Common Stock that are issued pursuant to the exercise of the Options;

(g)	“Securities” means, collectively, the Options and the Optioned Shares;

(h)	“Shareholders” means holders of record of the shares of Common Stock;

(i)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and

(j)	“Vested Options” means the Options that have vested in accordance with Section 2.2 of this Agreement.

1.2           Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

2.             THE OPTIONS

2.1           The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of <> Optioned Shares at the Exercise Price.

2.2           The Options vest in accordance with Schedule “A” to this Agreement. The Options may be exercised immediately after vesting.

2.3           The Options shall, at 5:00 p.m. (Pacific time) on the Expiry Date, expire and be of no further force or effect whatsoever.

2.4           The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate Exercise Price for all Optioned Shares for which the Options shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

2.5           The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Options have been properly exercised in accordance with the terms of this Agreement.

2.6           The Options will terminate in accordance with the provisions of the Plan.

2.7           Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock, the Optionee shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any of the Options during the six months immediately following the grant of the Options. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one (1) share, it is not exercisable.

2.8           Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Schedule “B”) to the President of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier’s check in the amount of the full Exercise Price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier’s check and if agreed to in advance by the Company, an Optionee or transferee of the Options may pay for all or any portion of the aggregate Exercise Price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the Exercise Price; or

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

2.9            It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with applicable laws.

2.10           Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement or the Plan.

2.11           Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted; and,

(b)	a consolidation or subdivision of the Company’s share capital or an amalgamation or merger;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

2.12           The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

2.13           By accepting the Options, the Optionee represents and agrees that none of the shares of Common Stock purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations. The Optionee further represents and agrees to provide the Company with any other document reasonably requested by the Company or the Company’s Counsel.

3.             DOCUMENTS REQUIRED FROM OPTIONEE

3.1           The Optionee must complete, sign and return an executed copy of this Agreement to the Company.

3.2           The Optionee shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4.             HOLDING PERIOD FOR INCENTIVE STOCK OPTIONS

In order to obtain the tax treatment provided for Incentive Stock Options by Section 422 of the Code, the shares of Common Stock received upon exercising any Incentive Stock Options received pursuant to this Agreement must be sold, if at all, after a date which is later of two (2) years from the date of this agreement is entered into or one year from the date upon which the Options are exercised. The Optionee agrees to report sales of shares prior to the above determined date to the Company within one (1) business day after such sale is concluded. The Optionee also agrees to pay to the Company, within five (5) business days after such sale is concluded, the amount necessary for the Company to satisfy its withholding requirement required by the Code. Nothing in this Section 4 is intended as a representation that Common Stock may be sold without registration under state and federal securities laws or an exemption therefrom or that such registration or exemption will be available at any specified time.

5.             SUBJECT TO STOCK OPTION PLAN

The terms of the Options will be subject to the Plan, as may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan. A copy of the Plan will be delivered to the Optionee, and will be available for inspection at the principal offices of the Company.

6.             ACKNOWLEDGEMENTS OF THE OPTIONEE

6.1           The Optionee acknowledges and agrees that:

(a)

the Securities have not been registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company that is available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov (the “Company Information”);

(d)

the Company and others are entitled to rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company, and the Optionee will hold harmless the Company from any loss or damage it may suffer as a result of the Optionee’s failure to correctly complete this Agreement;

(e)

the Optionee has been advised to consult its own legal, tax and other advisors with respect to the merits and risks regarding the exercise of the Options and the issuance of the Optioned Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in not any way responsible) for compliance with applicable resale restrictions;

(f)

the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Bulletin Board;

(g)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(h)	no documents in connection with this Agreement have been reviewed by the SEC or any state securities administrators;

(i)	there is no government or other insurance covering any of the Securities; and

(j)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.

7.             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is a director, officer, employee or consultant of the Company or one of its subsidiaries;

(b)	the Optionee is a bona fide employee or consultant;

(c)	the Optionee is a U.S. Person;

(d)	the Optionee has received and carefully read this Agreement;

(e)

the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Optionee is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Optionee;

(f)	the Optionee:

(i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies,

(ii) has no need for liquidity in this investment, and

(iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(g)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(h)	the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(i)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Optionee, or of any agreement, written or oral, to which the Optionee may be a party or by which the Optionee is or may be bound;

(j)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee;

(k)

the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Optionee has not subdivided his interest in the Securities with any other person;

(l)

the Optionee is not an underwriter of, or dealer in, the shares of the Company’s common stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(m)

the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee’s decision to acquire the Securities;

(n)

if the Optionee is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Optionee has sole investment discretion with respect to each such account, and the Optionee has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(o)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and,

(p)	no person has made to the Optionee any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities,

	(ii)	that any person will refund the purchase price of any of the Securities,

	(iii)	as to the future price or value of any of the Securities, or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Bulletin Board.

8.             PROFESSIONAL ADVICE

The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options. Without limiting other matters to be considered with the assistance of the Optionee’s professional advisors, the Optionee should consider: (a) whether upon the exercise of Options, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code and the implications of alternative minimum tax pursuant to the Code; (b) the merits and risks of an investment in the underlying shares of Common Stock; and (c) any resale restrictions that might apply under applicable securities laws.

9.             LEGENDING OF SUBJECT SECURITIES

9.1           The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION

UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

9.2           The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

10.             RESALE RESTRICTIONS

Resale restrictions may apply. Any resale of the shares of Common Stock received upon exercising any Options will be subject to resale restrictions contained in the securities legislation applicable to the Optionee. The Optionee acknowledges and agrees that the Optionee is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

11.             BRITISH COLUMBIA INSTRUMENT 51-509 RESTRICTIONS

The Option Holder represents, warrants, acknowledges and agrees that:

(a)

pursuant to British Columbia Instrument 51-509 – Issuers Quoted in the U.S. Over –the-Counter Markets (“BCI 51-509”), as adopted by the British Columbia Securities Commission, a subsequent trade in any of the Optioned Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the British Columbia Securities Act) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Optioned Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “BC Legend”) specified in BCI 51-509;

(b)

the Option Holder is not a resident of British Columbia and undertakes not to trade or resell any of the Optioned Shares in or from British Columbia unless the trade or resale is made in accordance with BCI 51-509;

(c)

others will rely upon the truth and accuracy of the representations and warranties contained in this Section 17 and agrees that if such representations and warranties are no longer accurate or have been breached, the Option Holder shall immediately notify the Company;

(d)

by executing and delivering this Agreement and as a consequence of the representations and warranties made by the Option Holder contained in this Section 17, the Option Holder will have directed the Company not to include the BC Legend on any certificates representing the Optioned Shares to be issued to the Option Holder. As a consequence, the Option Holder will not be able to rely on the resale provisions of BCI 51-509, and any subsequent trade in any of the Optioned Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of the British Columbia Securities Act; and

(e)

if the Option Holder wishes to trade or resell any of the Optioned Shares in or from British Columbia, the Option Holder agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Optioned Shares to the Company or its transfer agent, as applicable, to have the BC Legend imprinted on such certificate or to instruct the Company’s transfer agent to include the BC Legend on any ownership statement issued under a direct registration system or other book entry system.

12.             NO EMPLOYMENT RELATIONSHIP

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any related company, express or implied, that the Company or any related company will employ or contract with an Optionee, for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a related company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

13.             GOVERNING LAW

This Agreement is governed by the laws of the Province of British Columbia.

14.             COSTS

The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

15.             SURVIVAL

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

16.             ASSIGNMENT

This Agreement is not transferable or assignable.

17.             CURRENCY

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

18.             SEVERABILITY

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19.             COUNTERPARTS AND ELECTRONIC MEANS

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

20.             ENTIRE AGREEMENT

This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan, once approved, supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

TECHNOLOGY PUBLISHING, INC.

Per:
Authorized Signatory

WITNESSED BY:	)
)
)
)
)
Name	)
	)	<>
)
Address	)
)
)
)
)
Occupation	)

SCHEDULE “A”

VESTING SCHEDULE

Incentive Stock Options

Date	Number of Options to Vest

Non Qualified Stock Options

Date	Number of Options to Vest

SCHEDULE “B”
NOTICE OF EXERCISE

TO:	Technology Publishing, Inc.
#1404 – 510 West Hastings Street
Vancouver, BC V6B 1L8

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to paragraph 1.1(d) of the Stock Option Agreement dated as of ____________________ (the “Agreement”), between Technology Publishing, Inc. (the “Company”) and the undersigned. The undersigned hereby elects to exercise Optionee’s option to purchase ____________________ shares of the common stock of the Company at a price of US $ __________ per share, for aggregate consideration of US $ ____________ , on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in paragraph 1.1(d) of the Agreement, accompanies this notice.

The Optionee hereby represents and warrants to the Company that all representations and warranties set out in the Agreement are true as of the date of the exercise of the Options under the Agreement.

The Optionee hereby further represents and warrants to the Company that the Stock is being purchased only for investment and without intention to sell or distribute such shares.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

City, State, and Zip Code

Telephone Number

DATED at _____________________________, the _______day of______________, _______.

X
Signature

(Name and, if applicable, Office)

(Address)

(City, State, and Zip Code)

Fax Number or E-mail Address